Exhibit 99.1

Press Release www.shire.com

Director/PDMR Shareholding

February 21, 2017 – Shire plc (LSE: SHP, NASDAQ: SHPG)

Notification of transactions by person discharging managerial responsibilities

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Perry Sternberg
2.	Reason for the notification
a)	Position / status	Head of US Commercial - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Exercise of Stock Appreciation Rights (“SARs”) in respect of 3,558 notional ADSs awarded under the Shire Portfolio Share Plan and consequent receipt of ADSs. (Details of related disposals of ADSs are referenced in the sections below.)
c)	Price(s) and volume(s)	Exercise price(s)	Volume(s) ADSs received
		$119.27	1,202
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 17, 2017
f)	Place of the transaction	N/A

5.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction

Disposals of ADSs

(Disposals marked with * are in relation to the exercise of SARs referenced in section 4. above. Part of the proceeds of these disposals were used to satisfy personal tax liabilities arising from the exercise of the SARs.)

c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$180.87*	200
		$180.73*	200
		$180.73*	200
		$180.28	99
		$180.29	300

d)	Aggregated information - Aggregated volume - Price	Weighted average price	Volume
		$180.58	999
e)	Date of the transaction	February 17, 2017+
f)	Place of the transaction	NYSE (BQT)

6.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Disposals of ADSs in relation to the exercise of SARs referenced in section 4. above. Part of the proceeds of these disposals were used to satisfy personal tax liabilities arising from the exercise of the SARs.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$180.86	100
		$180.85	100
		$180.85	185
		$180.85	100
		$180.71	17

d)	Aggregated information - Aggregated volume - Price	Weighted average price	Volume
		$180.85	502
e)	Date of the transaction	February 17, 2017
f)	Place of the transaction	NASDAQ
7.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Disposal of ADSs in relation to the exercise of SARs referenced in section 4. above. Part of the proceeds of this disposal were used to satisfy personal tax liabilities arising from the exercise of the SARs.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$180.76	100
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	February 17, 2017
f)	Place of the transaction	Bats BYX

Oliver Strawbridge

Senior Assistant Company Secretary

For further information please contact:

Investor Relations
Ian Karp	ikarp@shire.com	+1 781 482 9018
Robert Coates	rcoates@shire.com	+44 1256 894874
Media
Lisa Adler	lisa.adler@shire.com	+1 617 588 8607
Debbi Ford	debbi.ford@shire.com	+1 617 949 9083

NOTES TO EDITORS

About Shire

Shire is the leading global biotechnology company focused on serving people with rare diseases. We strive to develop best-in-class products, many of which are available in more than 100 countries, across core therapeutic areas including Hematology, Immunology, Neuroscience, Ophthalmics, Lysosomal Storage Disorders, Gastrointestinal / Internal Medicine / Endocrine and Hereditary Angioedema; and a growing franchise in Oncology.

Our employees come to work every day with a shared mission: to develop and deliver breakthrough therapies for the hundreds of millions of people in the world affected by rare diseases and other high-need conditions, and who lack effective therapies to live their lives to the fullest.

www.shire.com